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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CLICK2LEARN.COM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April  , 2001

To Our Stockholders:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Meeting") of Click2learn.com, Inc. ("Click2learn") to be held at Click2learn's headquarters, 110 - 110th Avenue NE, Bellevue, Washington, on Wednesday, May 30, 2001, at 10:00 a.m., Pacific Daylight Time. The matters expected to be acted upon at the Meeting include the following: (1) the election of Class III Directors; (2) the amendment of the 1998 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 6,000,000; (3) the amendment of the 1998 Director's Stock Option Plan to increase the number of shares reserved for issuance thereunder to 487,500; (4) the amendment of our Certificate of Incorporation to change our name to "Click2learn, Inc."; and (5) the ratification of KPMG LLP as our independent accountants and auditors for 2001. Each of these proposals is described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Please use this opportunity to take part in Click2learn's affairs by voting on the business to come before this Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. If you do plan to attend the Meeting in person, please mark the appropriate box on the enclosed proxy so that we can plan appropriately for the Meeting.

We hope to see you at the Meeting.

Sincerely,

Kevin Oakes
President and Chief Executive Officer

CLICK2LEARN.COM, INC.
110 - 110TH AVENUE NE
BELLEVUE, WASHINGTON 98004

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Click2learn.com, Inc. ("Click2learn") will be held at Click2learn's headquarters, 110 - 110th Avenue NE, Bellevue, Washington on Wednesday, May 30, 2001, at 10:00 a.m. Pacific Daylight Time.

At the Meeting, you will be asked to consider and vote upon the following matters:

  1.
  The election of two Class III directors of Click2learn, each to serve until the Annual Meeting of Stockholders held in 2004, and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. Click2learn's Board of Directors intends to present the following nominees for election as directors:

    Bert Kolde
    Edward Harris

  2.
  A proposal to approve an amendment of Click2learn's 1998 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 4,000,000 shares to 6,000,000 shares.

  3.
  A proposal to approve an amendment of Click2learn's 1998 Director's Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 187,500 shares to 487,500 shares.

  4.
  A proposal to approve an amendment of Click2learn's Certificate of Incorporation to change the corporate name from "Click2learn.com, Inc." to "Click2learn, Inc."

  5.
  A proposal to ratify the selection of KPMG LLP as Click2learn's independent accountants for 2000.

  6.
  Such other business as may properly come before the Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                      By Order of the Board of Directors

                      Kevin Oakes
                      President and Chief Executive Officer

Bellevue, Washington
April  , 2001

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

CLICK2LEARN.COM, INC.
110 - 110TH AVENUE NE
BELLEVUE, WASHINGTON 98004

PROXY STATEMENT
April  , 2001

    The accompanying proxy is solicited on behalf of the Board of Directors of Click2learn.com, Inc. ("Click2learn"), a Delaware corporation, for use at the 2001 Annual Meeting of Stockholders of Click2learn to be held at Click2learn's headquarters, 110 - 110th Avenue NE, Bellevue, Washington 98004, on Wednesday, May 25, 2001, at 10:00 a.m., Pacific Daylight Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April   , 2001. An annual report for the year ended December 31, 2000 is enclosed with this Proxy Statement.

Record Date; Quorum

    Only holders of record of Click2learn's common stock at the close of business on April 2, 2001 (the "Record Date") are entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting.

Outstanding Shares

    At the close of business on the Record Date, Click2learn had            shares(1) of common stock outstanding and entitled to vote that were held of record by approximately      stockholders. Click2learn has been informed that as of the record date there were approximately      beneficial owners of its common stock.

(1)
All share numbers provided in this Proxy Statement are after taking into account a 3 for 4 reverse split of Click2learn's common stock in June 1998.

Voting Rights; Required Vote

    Holders of Click2learn's common stock are entitled to one vote for each share held as of the Record Date. Shares of common stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of Click2learn common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

    With respect to Proposal 1, the Class III directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.

    Approval of Proposals 2 and 3 require the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the Meeting that are voted "for", "against" or "abstain" on each such proposal. Broker non-votes will not be counted as a vote "for", "against" or "abstain" on Proposals 2 or 3. Approval of Proposal 4 requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote. Broker non-votes and abstentions will have the effect of a vote "against" Proposal 4.

    All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes on each proposal.

Voting of Proxies

    The proxy accompanying this Proxy Statement is solicited on behalf of Click2learn's Board of Directors (the "Board") for use at the Meeting and any adjournment thereof. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to Click2learn. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board). So far as is known to the Board, no other matters are to be brought before the Meeting. However, as to any business that may properly come before the Meeting, it is intended that proxies in the form enclosed will be voted in accordance with the judgment of the persons holding such proxies.

    The expenses of soliciting proxies in the enclosed form will be paid by Click2learn. Following the original mailing of the proxies and other soliciting materials, Click2learn will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, Click2learn, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Proxies may also be solicited by Click2learn's directors, officers and regular employees, without additional compensation, in person or by telephone.

Revocability of Proxies

    Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by written notice delivered to Click2learn stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

    The size of the Board is currently fixed at eight members. Click2learn's Certificate of Incorporation and Bylaws divide the Board into three classes. The members of each class of directors serve for staggered three-year terms. Bert Kolde and James A. Billmaier are the Class III directors whose terms expire at this Annual Meeting of Stockholders. Mr. Kolde is standing for re-election to the Board and he and Edward Harris are the nominees for Class III directors. The Board is also composed of three Class I directors (Joseph DiNucci, Sally Narodick and Jonathan D. Klein) whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2002, and three Class II directors (Kevin Oakes, Ronald S. Posner and Shelley Harrison) whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2003.

    The Board has nominated and recommends that Bert Kolde and Edward Harris be elected as Class III directors, to hold office until the Annual Meeting of Stockholders to be held in the year 2003 or until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Shares represented by the accompanying proxy will be voted "for" the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Click2learn is not aware of any nominee who is unable or unwilling to serve as a director. Class III directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote in the election of directors. The nominees for election as Class III directors who receive the greatest number of votes cast for the election of directors at the Meeting with a quorum being present will become directors at the conclusion of the tabulation of votes.

    Mr. Billmaier is not standing for re-election and will not continue as Vice Chairman following the Meeting. Mr. Billmaier has served as a director of Click2learn since July 1995 when he was named President and CEO of Click2learn. As a result of the time commitments required of Mr. Billmaier's current position as President and CEO of Digeo, Inc., he has elected not to stand for re-election. There has been no disagreement between Click2learn and Mr. Billmaier on any matter relating to Click2learn's operations, policies or practices.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
OF EACH OF THE NOMINEES NAMED ABOVE.

Nominees and Directors

    The following table sets forth the nominees for Class III directors recommended to be elected at the Meeting and each director whose term of office will extend beyond or expire at the Meeting, the year such nominee or director was first elected a director, the principal positions held by the nominees and each director with Click2learn, the year each nominee's or director's term will expire, the class of each nominee and each director, and certain additional biographical information regarding the two nominees:

Name of Nominee or Director	Age	Position with Click2learn	Director Since	Class	Term Expires
Nominees:
Bert Kolde(1)(2)	45	Chairman of the Board	1984	III	2004
Edward Harris	44	None	—	III	2004
Continuing Directors:
Sally Narodick	55	Director	1999	I	2002
Joseph DiNucci	58	Director	1999	I	2002
Jonathan D. Klein	40	Director	2000	I	2002
Kevin Oakes	37	President and Chief Executive Officer and Director	1997	II	2003
Ronald S. Posner(1)	58	Director	1998	II	2003
Shelley Harrison, Ph.D.(2)	58	Director	1997	II	2003
Non-continuing Director:
James A. Billmaier	45	Vice Chairman and Director	1995	III	2001

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

    Mr. Kolde was appointed Chairman of the Board of Click2learn in July 1997, and has been a director since Click2learn was founded in December 1984. Mr. Kolde served as Executive Vice President of Click2learn from December 1984 until April 1993, and thereafter as President until November 1994. Mr. Kolde is Senior Vice President of Digeo, Inc. and is Vice Chairman of the Seattle Seahawks and Portland Trail Blazers. Prior to joining Click2learn, Mr. Kolde was the Vice President of Management Reporting of Seafirst Corporation.

    Mr. Edward S. Harris is a Senior Investment Analyst for Vulcan Ventures Inc. Prior to that Mr. Harris served as Chief Financial Officer for three early stage companies: Claircom Communications Group, L.P., an affiliate of McCaw Cellular Incorporated, an affiliate of McCaw Cellular Incorporated and provider of specialized air-to-ground wireless communications services; Starwave Incorporated, a leading Internet company, which was founded by Mr. Allen; and Mirror Software, Inc., a provider of medical imaging software. From 1985 to 1992, Mr. Harris was an investment banker, for Salomon Brothers Inc from 1985 to 1990, and for Sumishin Capital from 1990 to 1992. Mr. Harris currently serves as a director of First Virtual Communications, Inc. and RCN Corporation, as well as several private companies.

    Biographical information regarding Click2learn's current and continuing directors is available at pages 17 through 19 of this Proxy Statement under "Directors and Executive Officers of Click2learn."

Board of Directors Meetings and Committees

    Board of Directors.  During 2000, the Board met six times, including telephone conference meetings, and acted by unanimous written consent six times. No current director attended fewer than 75% of the aggregate number of meetings of the Board (held during the part of 2000 for which he or she was a director) and the number of meetings held by all committees of the Board on which such director served (during the part of 2000 that such director served). Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

    Audit Committee.  Mr. Kolde and Dr. Harrison are the current members of the Audit Committee. The Audit Committee was established in connection with Click2learn's initial public offering in June 1998. The Audit Committee meets with Click2learn's independent accountants to review the adequacy of Click2learn's internal control systems and financial reporting procedures; reviews the general scope of Click2learn's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by Click2learn's auditors; reviews the fairness of any proposed transaction between Click2learn and any officer, director or other affiliate of Click2learn (other than transactions subject to the review of the Compensation Committee), and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which Click2learn's common stock may be listed. The Audit Committee met once during 2000. The Report of the Audit Committee is at page 28 of this Proxy Statement.

    Compensation Committee.  The Compensation Committee is currently comprised of Mr. Kolde and Mr. Posner. The Compensation Committee reviews and approves compensation and benefits for Click2learn's executive officers, administers Click2learn's stock option, stock purchase and equity incentive plans, and makes recommendations to the Board regarding such matters. During 2000 the Compensation Committee met two times (in conjunction with meetings of the full Board) and acted by written consent 31 times. Mr. Kolde was an executive officer of Click2learn from December 1984 until November 1994. The Compensation Committee Report on Executive Compensation is at page 22 of this Proxy Statement.

    Compensation Committee Interlocks and Insider Participation.  Mr. Kolde and Mr. Posner are both "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Director Compensation

    Directors do not receive any cash fees for their service on the Board or any Board committee, but they are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings. In July 1995, Click2learn granted to Mr. Kolde options to purchase 90,000 shares of its common stock under its 1995 Combined Incentive and Non-qualified Stock Option Plan, with an exercise price per share of $1.55, equal to the fair market value on the date of grant.

    In May 1998 the stockholders approved the 1998 Directors Stock Option Plan (the "Directors Plan") and reserved a total of 187,500 shares of the common stock for issuance thereunder. Members of the Board who are not employees of Click2learn or any parent, subsidiary or affiliate of Click2learn are eligible to participate in the Directors Plan. Option grants under the Directors Plan are automatic and non-discretionary, and the exercise price of such options is the fair market value of the common stock on the date of grant. Non-employee directors have received annual grants of options under the Director's Plan to purchase shares on either June 11, the effective date of the Directors Plan, for non-employee directors who were serving on that date, or on the date he or she first became a director and each anniversary thereof, if the director has served continuously as a member of the Board since the date of the initial grant. Prior to April 18, 2000, initial and annual grants were of 7,500 shares. On April 18, 2000 the Board of Directors approved, pursuant to the terms of the Directors Plan, an amendment to the Directors Plan to increase the size of the of the initial grant for any new directors elected after April 18, 2000 and of annual recurring grants made after April 18, 2000 from 7,500 to 15,000 shares.

    The per share exercise price for such options is the fair market value of a share of Click2learn common stock on the grant date. The term of these options is ten years, but they will terminate seven months following the date such director ceases to be a member of the Board or a consultant to Click2learn or twelve months if the termination is due to death or disability. All options granted under the Directors Plan will vest as to 2.77% of the shares each month after the date of grant for so long as the recipient continues as a director or a consultant of Click2learn. Additionally, immediately prior to the dissolution or liquidation of Click2learn or a "change in control" transaction, all options granted pursuant to the Directors Plan will accelerate and will be exercisable for a period of up to six months following the transaction, after which any unexercised options will expire.

PROPOSAL NO. 2—AMENDMENT TO 1998 EQUITY INCENTIVE PLAN

    Stockholders are being asked to approve an amendment of Click2learn's 1998 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of common stock reserved for issuance thereunder from 4,000,000 shares to 6,000,000 shares. The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of Click2learn because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry.

    The granting of equity incentives under the Incentive Plan plays an important role in Click2learn's efforts to attract and retain employees of outstanding ability. Competition for skilled engineers and other key employees in the software and Internet industries is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the high technology industries. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide Click2learn with adequate flexibility to ensure that Click2learn can continue to meet those goals and facilitate Click2learn's continued growth in its employee base.

    The Board approved the proposed amendment on March 8, 2001, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Incentive Plan. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan, which is included as an Appendix to this Proxy Statement as it is proposed to be amended.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
OF THE 1998 EQUITY INCENTIVE PLAN.

Summary of the 1998 Equity Incentive Plan

Incentive Plan History

    The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in Click2learn's future performance through awards of stock options, restricted stock and stock bonuses, and to enable Click2learn to recruit and retain the highly skilled personnel necessary for its continued growth. The Incentive Plan replaced Click2learn's 1995 Combined Incentive and Non-qualified Stock Option Plan (the "1995 Plan"). There are currently 4,000,000 shares reserved for issuance under the Incentive Plan. In addition, any shares available for grant under the 1995 Plan on the effective date of the Incentive Plan as well as any shares subject to options granted under the 1995 Plan which are canceled prior to exercise are available for grant under the Incentive Plan. As of March 1, 2001, a total of 813,005 additional shares became available for grant under the Incentive Plan as a result of cancellations under the 1995 Plan.

    As of March 1, 2001, options to purchase an aggregate of 4,214,624 shares of common stock were outstanding under the Incentive Plan, with exercise prices ranging from $3.19 to $19.94 per share, and options to purchase 239,265 shares were available for grant. As of March 1, 2001, options to purchase an aggregate of 1,385,537 shares of common stock were outstanding under the 1995 Plan, with exercise prices ranging from $1.55 to $11.00 per share, and no additional options were available for grant. From the adoption of the 1995 Plan through March 1, 2001, options to purchase a total of 11,470,613 shares had been granted to all employees as a group (including all current executive officers) under both the 1995 Plan and the Incentive Plan, of which options to purchase 4,004,410 shares had been canceled. As of March 1, 2001, Click2learn's current executive officers as a group (seven persons) had been granted options under the Incentive Plan and the 1995 Plan to purchase an aggregate of 1,091,746 shares and options to purchase an aggregate of 4,337,766 shares had been granted to current employees other than executive officers. For a list of options granted to Named Executive Officers (as defined in "Executive Compensation") during 1998, 1999 and 2000 under the Incentive Plan, see the chart on page 25.

Shares

    The stock subject to issuance under the Incentive Plan consists of shares of Click2learn's authorized but unissued common stock. The number of shares of common stock currently reserved for issuance under the Incentive Plan is 4,000,000 shares, plus those shares not granted or becoming available as a result of cancellations under the 1995 Plan (consisting of 813,005 shares as of March 1, 2001). Proposal No. 2 seeks to increase the number of shares reserved for issuance under the Incentive Plan from 4,000,000 shares to 6,000,000 shares (plus any shares becoming available under the 1995 Plan). Shares subject to an option granted pursuant to the Incentive Plan or 1995 Plan that expires or terminates for any reason without being exercised, shares subject to an award granted pursuant to the Incentive Plan that is forfeited or is repurchased by Click2learn at the original issue price, and shares subject to an award granted pursuant to the Incentive Plan that otherwise terminates without shares being issued will again become available for grant and issuance pursuant to awards under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Eligibility

    Employees, officers, directors, consultants, independent contractors and advisors of Click2learn or any parent or subsidiary of Click2learn are eligible to receive awards under the Incentive Plan. No person will be eligible to receive more than 375,000 shares in any calendar year pursuant to awards granted under the Incentive Plan. Notwithstanding the foregoing, a new employee is eligible to receive up to a maximum of 750,000 shares pursuant to the Incentive Plan in the calendar year in which he or she commences employment. As of March 1, 2001, approximately 431 persons were in the class of persons eligible to participate in the Incentive Plan (not including consultants, independent contractors and advisors), 2,435,574 shares had been issued upon exercise of options under the Incentive Plan and the 1995 Plan, 5,725,161 shares were subject to outstanding options under the Incentive Plan and the 1995 Plan, and no shares had been issued pursuant to stock bonus awards. As of that date, 239,265 shares were available for future grant, including shares that have become available as a result of cancellations under the 1995 Plan but not including the proposed amendment to the Incentive Plan. If the proposed amendment had been approved by the stockholders as of such date, there would have been 2,239,265 shares available under the Incentive Plan.

Administration

    The Incentive Plan is administered by the Compensation Committee, the members of which are appointed by the Board. The Compensation Committee currently consists of Bert Kolde and Ronald S. Posner, both of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Exchange Act and "outside directors," as defined pursuant to Section 162(m) of the Code. Subject to the terms of the Incentive Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards. The Compensation Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

Stock Options

    The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of Click2learn or any parent or subsidiary of Click2learn. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of common stock at the time the ISO is granted. The per share exercise price of an ISO granted to a 10% stockholder must be no less than 110% of the fair market value of a share of common stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of common stock at the time of grant. Click2learn has does not intend to grant options under the Incentive Plan at less than fair market value in the foreseeable future.

    The exercise price of options granted under the Incentive Plan may be paid (to the extent the following are approved by the Compensation Committee at the time of grant): (1) in cash (by check); (2) by cancellation of indebtedness of Click2learn to the participant; (3) by surrender of shares of Click2learn's common stock owned by the participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the participant for services rendered; (6) by a "same-day sale" commitment from the participant and a National

Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the participant and a NASD broker; or (8) by any combination of the foregoing.

Restricted Stock Awards

    The Compensation Committee may grant participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of Click2learn's common stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Compensation Committee at the time of grant. Click2learn has not granted any restricted stock awards under the Incentive Plan to date, and does not intend to do so in the foreseeable future.

Stock Bonus Awards

    The Compensation Committee may grant participants stock bonus awards either in addition to or in tandem with other awards under the Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. Click2learn has not granted any stock bonus awards under the Incentive Plan to date, and does not intend to do so in the foreseeable future.

Mergers, Consolidations, Change of Control

    In the event of a merger, consolidation, dissolution or liquidation of Click2learn, the sale of substantially all of its assets, or any other similar corporate transaction, the successor corporation may assume awards under the Incentive Plan, substitute equivalent awards in exchange for those granted under the Incentive Plan, or provide consideration substantially similar to that which is provided to stockholders of Click2learn in such transaction. In the event that the successor corporation does not assume or substitute awards, then the vesting of all awards granted pursuant to the Incentive Plan will accelerate immediately prior to the transaction.

Amendment of the Incentive Plan

    The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

Term of the Incentive Plan

    Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in December 2007, ten years from the date it was adopted by the Board.

Federal Income Tax Information

    THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN IS INTENDED TO BE A SUMMARY OF APPLICABLE FEDERAL LAW AS CURRENTLY IN EFFECT. STATE AND LOCAL TAX CONSEQUENCES MAY DIFFER, AND THE TAX LAWS MAY BE AMENDED OR INTERPRETED DIFFERENTLY DURING THE TERM OF THE INCENTIVE PLAN OR OF AWARDS UNDER THE INCENTIVE PLAN. THIS DISCUSSION DOES NOT DISCUSS ALL FEDERAL TAX PROVISIONS THAT MAY APPLY TO A PARTICIPANT'S PARTICULAR TAX SITUATION. BECAUSE THE FEDERAL INCOME TAX

RULES GOVERNING AWARDS AND RELATED PAYMENTS ARE COMPLEX, SUBJECT TO FREQUENT CHANGE AND DEPEND ON INDIVIDUAL CIRCUMSTANCES, PARTICIPANTS SHOULD CONSULT THEIR TAX ADVISORS PRIOR TO EXERCISING OPTIONS OR OTHER AWARDS OR DISPOSING OF STOCK ACQUIRED PURSUANT TO AWARDS UNDER THE INCENTIVE PLAN.

    Incentive Stock Options.  A participant will not pay tax (unless the participant is subject to the alternative minimum tax), and Click2learn will not receive a deduction, on the grant or exercise of an ISO. If the participant sells shares acquired upon exercise of an ISO at any time after the participant has held the shares for at least one year following the exercise of the ISO and at least two years following the date Click2learn grants the ISO, then the participant generally will recognize capital gain or loss equal to the difference between the sales price and the exercise price of the ISO, and Click2learn will not be entitled to any deduction.

    If a participant sells the shares acquired upon the exercise of an ISO at any time within one year following the exercise date or two years following the date of grant of the ISO (a "disqualifying disposition"), then:

  •
  if the participant's sales price exceeds the exercise price of the ISO, the participant generally will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and the participant generally will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the exercise price of the ISO; or

  •
  if the participant's sales price is less than the exercise price of the ISO, the participant will recognize a capital loss equal to the excess of the exercise price of the ISO over the sales price of the shares.

    In this event, Click2learn generally will be entitled to a deduction equal to the ordinary income the participant recognizes. The ordinary income the participant recognizes generally will be subject to employment and income withholding taxes in addition to any other taxes that might apply.

    Alternative Minimum Tax.  The exercise of an ISO may subject the participant to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to "alternative minimum taxable income" of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year. In computing alternative minimum taxable income, shares purchased upon exercise of an ISO are treated as if they had been acquired by the participant pursuant to exercise of a NQSO. As a result, the participant recognizes alternative minimum taxable income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the ISO. If a participant pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

    Because the alternative minimum tax calculation may be complex, participants should consult their tax advisors prior to exercising ISOs. In particular, participants who are eligible to exercise their ISOs before such options are fully vested or who are subject to Section 16(b) of the Exchange Act are strongly urged to consult their tax advisors prior to such exercise to make sure that the alternative minimum tax consequences of exercise are understood, including the ability and advisability of making an election under Section 83(b) of the Code in connection with such exercise.

    Nonqualified Stock Options.  The grant of a NQSO to a participant generally is not a taxable event for the participant. However, upon exercise of an NQSO, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares the participant acquired upon exercise (determined as of the date of exercise) over the exercise price of the NQSO. Click2learn generally will be entitled to a deduction for the same amount. The ordinary income the participant recognizes upon exercise may be subject to employment and income withholding taxes or self-employment taxes in addition to other taxes that might apply. The subsequent sale of the shares by the participant generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price paid for the shares plus the ordinary income recognized with respect to the shares. Any gain or loss will be taxable as long-term capital gain or loss if the participant held the shares for more than one year.

    Restricted Stock and Stock Bonus Awards.  Restricted stock and stock bonus awards may be subject to provisions for the delayed vesting of the participant's rights to the shares. Unless the participant makes a valid election under Section 83(b) of the Code within 30 days after receipt of the restricted stock or stock bonus award (or if such shares are not subject to delayed vesting provisions), the participant generally will not be taxed on his or her receipt of the shares until the restrictions on the shares expire or Click2learn removes them. When the vesting provisions expire or Click2learn removes them, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at that time over the purchase price, if any, of the shares. Click2learn generally will be entitled to a deduction for the same amount.

    If the participant makes a valid Section 83(b) election (or if the participant's restricted stock or stock bonus award is not subject to delayed vesting provisions), he or she generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of receipt over the purchase price, if any, of the shares. Click2learn generally will be entitled to a deduction for the same amount. Participants should consult their tax advisors to determine the tax consequences of making a Section 83(b) election.

    The ordinary income that a participant recognizes in connection with restricted stock and stock bonus awards may be subject to employment and income withholding taxes or self-employment taxes in addition to any other taxes that might apply. A subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price the participant paid for the shares plus the ordinary income he or she recognized with respect to the shares. Any capital gain or loss will be taxable as long-term capital gain or loss if the participant held the shares for more than one year.

    Special Rules for Awards Granted to Insiders.  Participants who are subject to United States federal insider trading laws or similar transfer restrictions should consult their tax advisors regarding the effect of those restrictions on the amount and timing of income to be recognized for regular income and alternative minimum tax purposes in connection with an award under the Incentive Plan, including eligibility for, and the advisability of, making a Section 83(b) election in connection with such award.

    Other Tax Issues.  A participant generally may not deduct investment-related interest to the extent that this interest exceeds his or her net investment income for any year. Investment interest generally includes interest the participant pays on indebtedness he or she incurs to exercise or purchase an award. A participant may deduct any interest disallowed under this rule in later years, subject to the same limitation.

    Special rules will apply to a participant if he or she pays for the exercise or purchase of an award, or any applicable withholding tax obligations under the Incentive Plan, by delivering previously owned shares or by reducing the amount of shares otherwise issuable under the award. This surrender or withholding of shares will in some circumstances cause the participant to recognize income with respect to such shares or take a carryover basis in the shares that he or she acquires. Participants should consult their tax advisors to determine the tax consequences of surrendering or withholding shares.

    Click2learn generally will be entitled to withhold any required taxes in connection with the exercise or payment of an award, and Click2learn may require the participant to pay these taxes as a condition to exercise of an award.

    The terms of the agreements or other documents pursuant to which Click2learn makes specific awards under the Incentive Plan may provide for accelerated vesting or payment of an award in connection with a merger, consolidation, dissolution or liquidation of Click2learn, the sale of substantially all of its assets or any other similar transaction (a "change of control"). In that event and depending upon the participant's individual circumstances, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Under these provisions, the participant would be subject to a 20% excise tax on, and Click2learn would be denied a deduction with respect to, any "excess parachute payments." Participants should consult their tax advisors as to whether accelerated vesting of an award in connection with a change of control would give rise to an "excess parachute payment."

    In certain circumstances, Click2learn may be denied a deduction under Section 162(m) of the Code for compensation to certain officers of Click2learn that is attributable to an award under the Incentive Plan to the extent this compensation, when combined with other compensation paid to the individual for the year, exceeds $1,000,000.

    ERISA.  The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

New Plan Benefits

    The amounts of future option grants under the Incentive Plan to (1) Click2learn's Chief Executive Officer; (2) the Named Executive Officers; (3) all current executive officers as a group; (4) all current directors who are not executive officers as a group; and (5) all employees, including all officers who are not executive officers, as a group, are not determinable because under the terms of the Incentive Plan such grants are made in the discretion of the Compensation Committee or its designees. Future option exercise prices under the Incentive Plan are not determinable because they are based upon the fair market value of Click2learn's common stock on the date of grant.

PROPOSAL NO. 3—AMENDMENT TO 1998 DIRECTOR'S STOCK OPTION PLAN

    Stockholders are being asked to approve an amendment to Click2learn's 1998 Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of common stock reserved for issuance thereunder from 187,500 shares to 487,500 shares. The Board believes that the increase in the number of shares reserved for issuance under the Directors Plan is in the best interests of Click2learn due to the need to provide an incentive for qualified individuals to serve as directors of Click2learn. Attracting qualified individuals to serve as outside directors of a public company is particularly difficult and Click2learn does not offer any cash compensation to its outside directors. The Directors Plan provides for annual grants of to outside directors of options to purchase 15,000 shares of Click2learn's commons stock vesting over three years.

    The Board approved the proposed amendment on January 30, 2001, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Directors Plan. The summary is not necessarily complete, and reference is made to the full text of the Directors Plan, which is included as an Appendix to this Proxy Statement as it is proposed to be amended.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
OF THE 1998 DIRECTORS STOCK OPTION PLAN.

Summary of the 1998 Directors Stock Option Plan

Directors Plan History

    The Directors Plan was established in connection with Click2learn's initial public offering in June 1998. There are currently 187,500 shares reserved for issuance under the Directors Plan. The purpose of the Directors Plan is to offer an incentive for qualified individuals who are not employees of Click2learn or its parent, subsidiaries or affiliates to serve on Click2learn's Board of Directors.

    Option grants under the Directors Plan are automatic and non-discretionary. Prior to April 18, 2000, initial and annual grants were of 7,500 shares. On April 18, 2000 the Board of Directors approved, pursuant to the terms of the Directors Plan, an amendment to the Directors Plan to increase the size of the of the initial grant for any new directors elected after April 18, 2000 and of annual recurring grants made after April 18, 2000 from 7,500 to 15,000 shares.

    As of March 1, 2001, options to purchase an aggregate of 127,500 shares of common stock were outstanding under the Directors Plan, with exercise prices ranging from $4.06 to $15.19 per share, and options to purchase 60,000 shares were available for grant. As of March 1, 2001, no shares had been issued upon exercise of options under the Directors Plan. From the adoption of the Directors Plan through March 1, 2001, options to purchase a total of 187,500 shares had been granted, of which options to purchase 15,000 shares had been canceled.

Stock Subject to Options

    The stock subject to options under the 1998 Directors Plan consists of shares of Click2learn's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the 1998 Directors Plan is 187,500 shares. In the event that any outstanding option under the 1998 Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option may again be available for the grant of options under the 1998 Directors Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. Proposal No. 3 seeks to increase the number of shares reserved for issuance under the Directors Plan from 187,500 shares to 487,500 shares. As of March 1, 2001, options to purchase an aggregate 60,000 shares were available for grant. If the proposed amendment had been approved by the stockholders as of such date, there would have been 360,000 shares available under the Directors Plan.

Administration

    The 1998 Directors Plan may be administered by the Board or by a committee of the Board consisting of at least two members of the Board. The Directors Plan is currently administered by the Compensation Committee. As used in this description, references to the "Committee" shall mean such Committee. The interpretation by the Committee of any of the provisions of the 1998 Directors Plan or any option granted under the 1998 Directors Plan will be final and conclusive.

Eligibility

    Under the 1998 Directors Plan, Click2learn will automatically grant options to each director of Click2learn who is not an employee of Click2learn (or of any parent, subsidiary or affiliate of Click2learn), including directors who represent venture capital funds or other investors that hold more than 10% of Click2learn's voting stock (the "Outside Directors"). As of March 1, 2001, four persons were in the class of persons eligible to receive options pursuant to the 1998 Directors Plan.

Formula for Option Grants

    Each Outside Director is automatically granted an option to purchase 15,000 shares of Common Stock on the later of the Effective Date or the date the Outside Director first becomes a member of the Board (an "Initial Grant"). At each anniversary of the Initial Grant, each Outside Director will be automatically granted an additional option to purchase 15,000 shares of Common Stock so long as he or she continuously remained a director of Click2learn (a "Succeeding Grant").

    Non-employee directors have received annual grants of options under the Director's Plan to purchase shares on either June 11, the effective date of the Directors Plan, for non-employee directors who were serving on that date, or on the date he or she first became a director and each anniversary thereof, if the director has served continuously as a member of the Board since the date of the Initial Grant.

Terms of Option Grants

    The 1998 Directors Plan permits the granting of options that are intended to be non-qualified stock options. Each Initial Grant and Succeeding Grant will have a term of ten (10) years, provided that they will terminate seven months following the date the director ceases to be a director or, if Click2learn so specifies in the grant, a consultant of Click2learn (twelve months if the termination is due to death or disability). Initial Grants and Succeeding Grants will vest as to 2.77% of the shares per month, so long as the Outside Director continuously remains a member of the Board or a consultant to Click2learn.

    The option exercise price will be the "fair market value" (as defined in the 1998 Directors Plan) of the Common Stock of Click2learn as of the date of the grant of the option. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock owned by the Outside Director for more than six months or acquired in the public market, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment" or through any combination of the foregoing.

Mergers, Consolidations, Change of Control

    In the event of a merger, consolidation in which there is a substantial change in the stockholders of Click2learn, dissolution or liquidation of Click2learn, the sale of substantially all the assets of Click2learn or any other similar corporate transaction, if the successor corporation does not assume or substitute options granted pursuant to the 1998 Directors Plan, such options will accelerate and will be exercisable for a period of up to six months following the transaction, after which period any unexercised options will expire.

Amendment of the 1998 Directors Plan

    The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to options, may terminate or amend the 1998 Directors Plan, provided that the Committee may not, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the 1998 Directors Plan or change the class of persons eligible to receive options, and provided further, that amendments may not be made to the formula for, and terms of, option grants more than once in any six-month period, other than to comport with changes in the Code, ERISA or the rules thereunder. In any case, no amendment of the 1998 Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Outside Director.

Term of the 1998 Directors Plan

    Options may be granted pursuant to the 1998 Directors Plan from time to time within a period of ten (10) years from the date the 1998 Directors Plan was adopted by the Board, or in December 2007.

Federal Income Tax Information

    For the federal tax consequences to the Outside Directors and Click2learn for options granted under the 1998 Directors Plan, please refer to the paragraphs entitled "Nonqualified Stock Options," "Special Rules for Awards Granted to Insiders," and "Other Tax Issues" above in "PROPOSAL NO. 2—AMENDMENT TO 1998 EQUITY INCENTIVE PLAN—Federal Income Tax Consequences."

ERISA

    The 1998 Directors Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

PROPOSAL No. 4—AMENDMENT TO CERTIFICATE OF INCORPORATION

    In July 1999, Click2learn introduced the Click2learn.com Internet e-Learning portal. At that time, management determined that it would be in Click2learn's best interests to change its name from "Asymetrix Learning Systems, Inc." to "Click2learn.com, Inc." to reflect its new focus on its Click2learn.com Internet learning portal, as well as the integration of Click2learn's existing products and services with the e-Learning portal. The name change was approved by the stockholders in November 1999.

    Since that time, Click2learn has expanded its e-Learning solutions significantly and, although the use of the Internet and application services remain key elements of many of Click2learn's e-Learning solutions, the e-Learning portal at Click2learn.com is no longer a significant part of Click2learn's business. Accordingly, management believes that Click2learn's name should be changed to "Click2learn, Inc." to reflect the breadth of its e-Learning solutions and the limited role of the Click2learn.com e-Learning portal in Click2learn's current business.

    By approving this proposal, the stockholders will authorize the Board to amend Click2learn's Certificate of Incorporation to reflect this name change. The amendment to the Certificate of Incorporation will take the following form:

    "Article I is replaced with a new Article I—The name of this corporation is Click2learn, Inc."

    Management expects the formal implementation of the name change with the Delaware Secretary of State to be completed by the end of June 2001 after stockholder approval. There will be no adverse tax consequences associated with this name change and it will not affect the rights of any holders of Click2learn's common stock. Implementation costs during fiscal year 2001 are not expected to be material.

    Click2learn's Certificate of Incorporation and bylaws contain provisions that could make it more difficult for a third party to acquire a controlling interest in Click2learn without the consent of the Board. These provisions include a board consisting of three classes of directors serving staggered three-year terms, which would preclude electing a new Board at a single annual meeting; and advance notice of stockholder proposals and nominations as described on page 32 of this Proxy Statement and limitations on the persons that may call special stockholder meetings to the Chief Executive Officer, Chairman of the Board or a majority of the Board, either of which may make it more difficult for persons other than members of the Board to submit proposal for the approval of the stockholders. These provisions may delay or prevent a change of control of Click2learn, even if this change of control would benefit our stockholders. In addition, the authority granted by Click2learn's Certificate of

Incorporation to the Board to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of the Preferred Stock could be used delay or prevent a change of control. None of these provisions will be affected by the proposed amendment.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL
OF THE AMENDMENT OF CLICK2LEARN'S CERTIFICATE OF INCORPORATION

PROPOSAL 5—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    Click2learn has selected KPMG LLP as its independent accountants to perform the audit of Click2learn's financial statements for 2001, and the stockholders are being asked to ratify such selection. KPMG LLP have been engaged as Click2learn's independent accountants since 1997. Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE SELECTION OF KPMG LLP.

DIRECTORS AND EXECUTIVE OFFICERS OF CLICK2LEARN

    The following table sets forth certain information regarding the executive officers and directors of Click2learn as of March 1, 2001:

Name	Age	Position
Kevin M. Oakes	37	President and Chief Executive Officer
Steven Martino	42	Senior Vice President and Chief Operating Officer
John D. Atherly	42	Vice President, Finance and Administration and Chief Financial Officer
Steven Esau	38	Vice President, General Counsel and Secretary
Craig R. Taylor	49	Vice President, Marketing
Jeannine Ryan	41	Vice President, North American Sales
John Scott	54	Vice President, Business Development
Bert Kolde(1)(2)	45	Chairman of the Board and Director
James A. Billmaier	45	Vice Chairman and Director
Shelley Harrison, Ph.D.(2)	58	Director
Ronald S. Posner	58	Director
Jonathan D. Klein	40	Director
Joseph DiNucci	58	Director
Sally Narodick	55	Director

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

    Mr. Oakes was named President and Chief Executive Officer in January 2000. Mr. Oakes has served as President since he joined Click2learn in September 1997. Prior to that time, Mr. Oakes was the President of each of Oakes Interactive, Acorn Associates and TopShelf Multimedia (the Oakes Companies) which he founded in March 1993, January 1996 and March 1997, respectively, and each of which Click2learn acquired in September 1997. Prior to forming the Oakes Companies, Mr. Oakes was a Senior Account Representative for The Minnesota Mutual Life Insurance Company. Mr. Oakes is also a director.

    Mr. Martino was named Senior Vice President and Chief Operating Officer in January 2000. Mr. Martino has held a number of executive positions with Click2learn since he joined Click2learn in September 1995. He has served at various times as Vice President, Marketing; Vice President, Strategic Relationships; Vice President, Sales, and Vice President and General Manager, Professional Services. From 1990 to September 1995, Mr. Martino was with Sun Microsystems, most recently as the Senior Director of Marketing for SunSoft. Prior to that time, he was a Senior Manager at Price Waterhouse, and held various sales and marketing positions at Xerox Corporation.

    Mr. Atherly has served as Vice President, Finance and Administration and Chief Financial Officer of Click2learn since February 1995, and prior to that was Director of Finance and Operations, Treasurer and Secretary from February 1993 until February 1995. Mr. Atherly held various other positions since he joined Click2learn in June 1990, including controller from February 1991 until February 1993. Prior to joining Click2learn, Mr. Atherly was a Finance and Operations Manager at MicroDisk Services, a software manufacturing services company.

    Mr. Esau has served as General Counsel of Click2learn since October 1995 and also as a Vice President and Secretary of Click2learn since January 1997. Prior to that time, Mr. Esau was the Director of Legal Affairs from February 1995 until October 1995, and before that he was counsel to Click2learn since joining Click2learn in February 1994. From 1988 until February 1994, he was in private law practice, first with Stoel Rives LLP in Seattle and then with his own law firm, where he focused on advising software and technology startup companies.

    Mr. Taylor was named Vice President, Marketing in August 2000. Prior to joining Click2learn he was an executive with Walt Disney Attractions, most recently holding the position of Director, Group Marketing at Walt Disney World. He joined Disney in 1995 as Director, Disney Institute Business Programs. From July 1984 to March 1995, Mr. Taylor held a variety of executive positions with Wilson Learning Corporation, including Regional Vice President, Sales and Vice President, Consulting Services. Before joining Wilson Learning Corporation, Mr. Taylor worked in leadership development and assessment for American Express Company, and prior to that time he held administrative positions at the University of Louisville, including Director of Life Planning.

    Ms. Ryan was named Vice President, North America Sales in August 2000. She joined Click2learn in March 2000 as Sales Vice President, West Region. Ms. Ryan has over 18 years of high technology sales experience in the corporate marketplace and over 10 years of sales and operations management experience. Prior to joining Click2learn, Ms. Ryan spent 6 years with IBM Global Learning Services (Catapult Inc.) most recently in a Regional Manager and Area Sales Manager capacity. From 1985 to 1992 she held several management positions in Sales, Operations and Customer Service Management for Shared Technologies Inc. Ms. Ryan began her sales career at AT&T in 1981.

    Mr. Scott was named Vice President, Business Development in October of 1999. He joined Click2learn.com in January of 1999 as Sales Vice President, West Region. Before joining Click2learn, Mr. Scott worked for NETg (National Education Training Group) as Director of Sales where he was responsible for managing the four western regions. Prior to that, Mr. Scott worked for AdvTech Training in Johannesburg, South Africa as Regional Sales Manager. Prior to his involvement in the training and education markets, Mr. Scott worked in the airline industry, most recently as Director of Aircraft Engineering and Maintenance for South African Airways.

    Mr. Kolde was appointed Chairman of the Board of Click2learn in July 1997, and has been a director since Click2learn was founded in December 1984. Mr. Kolde served as Executive Vice President of Click2learn from December 1984 until April 1993, and thereafter as President until November 1994. Mr. Kolde is Senior Vice President of Digeo, Inc. and is Vice Chairman of the Seattle Seahawks and Portland Trail Blazers. Prior to joining Click2learn, Mr. Kolde was the Vice President of Management Reporting of Seafirst Corporation.

    Mr. Billmaier was appointed Vice Chairman in January 2000. Mr. Billmaier is currently President and CEO of Digeo, Inc.. Mr. Billmaier served as Chief Executive Officer from July 1995 until January 2000 and has been a director of Click2learn since July 1995, but has decided not to stand for reelection at the Meeting. Mr. Billmaier also served as President from July 1995 until September 1997. From January 1994 until July 1995 he was the Vice President and General Manager of the Network Software Products Business of Sun Microsystems, Inc. From February 1992 until January 1994 he was Vice President of Marketing and Business Development for SunSoft, Sun Microsystems' software business division. Prior to joining Sun Microsystems, Mr. Billmaier served as the Vice President of Software Marketing and Business Development at MIPS Technologies, Inc., a developer of computer microprocessors, and before that he was responsible for UNIX workstation products and strategies at Digital Equipment Corporation.

    Dr. Harrison has served as a director of Click2learn since September 1997, when Click2learn acquired Aimtech Corporation. Dr. Harrison serves as Chairman and Chief Executive Officer of SPACEHAB, Inc., a developer of habitable modules for the United States space shuttle fleet. From 1987 until its dissolution in December 1998, Dr. Harrison was a Managing General Partner of Poly Ventures, Limited Partnership, a venture capital fund. Prior to that time, Dr. Harrison co-founded and served as Chairman and Chief Executive Officer of Symbol Technologies, Inc., a provider of bar code laser scanners and portable terminals. Dr. Harrison is also a director of Netmanage, Inc. and Safenet, Inc., as well as several private technology companies.

    Mr. Posner became a director of Click2learn in September 1998. Mr. Posner is Chairman of NetCatalyst, a high technology mergers and acquisitions firm, and a founding general partner of PS Capital LLC, an angel venture capital firm. Mr. Posner has over 25 years experience in the technology industry, having held CEO positions with a number of high technology companies, such as Peter Norton Computing. He has been an active investor and advisor to a number of Internet companies including PrizeCentral.com (now called Flipside.com and part of Vivendi Interactive Publishing), Tunes.com (now part of Emusic.com), Spinner.com (now part of AOL Time Warner), STV.com (now part of Sonic Foundry), Match.com (now part of TicketMaster City Search, Inc.), and Novatel Wireless.

    Mr. Klein became a director of Click2learn in May 2000. Mr. Klein is the co-founder of Getty Images LLC and has been its Chief Executive Officer and a director since 1998. Mr. Klein served as Chief Executive Officer and a director of Getty Communications plc from 1996 to February 1998. From March 1995 to April 1996, Mr. Klein served as the Joint Chairman of Getty Communications plc. In 1993, Mr. Klein co-founded Getty Investment Holdings L.L.C. and from 1993 to 1995, together with Mr. Mark Getty, formulated and implemented its strategy. From 1983 to 1993, Mr. Klein held various positions at Hambros Bank Limited. Mr. Klein serves on the board of Getty Investments L.L.C. and The Conservation Corporation.

    Mr. DiNucci has served as a director since May 1999. Mr. DiNucci is currently a principal in two Internet ventures, e-Health Insurance.com and Sextant Technologies, and Sensei Partners LLC, a venture capital firm. From October 1998 through July 1999 Mr. DiNucci was Click2learn's Senior Vice President, Worldwide Sales and Executive Vice President from July 1999 through December 2000. Prior to joining Click2learn, Mr. DiNucci was the Vice President of Business Development for E.piphany, Inc., which markets enterprise relationship management systems, where he recruited the initial sales force and first customers. Previously, Mr. DiNucci spent five years at Silicon Graphics, a graphics workstation company, as Vice President of Marketing. Prior to that Mr. DiNucci was the Senior Vice President and General Manager of MIPS Computer Systems, where he ran the systems business. Prior to MIPS, Mr. DiNucci spent seventeen years at Digital Equipment Company, where he held a variety of positions, including general manager of DEC's workstation business. Mr. DiNucci is a director of Rand Technologies in Toronto, and Muse Communications, a private Internet services company.

    Ms. Narodick became a director of Click2learn in September 1998. Ms. Narodick is currently an independent consultant in the e-Learning industry. From September 2000 to March 2001 she worked closely with Click2learn's management team advising on mergers and acquisitions, in addition to other e-Learning companies. Prior to that she was President and CEO of APEX Online Learning, Inc., which provides online distance learning courses to high achieving high school students, since October 1998. Prior to that, she was Chairman and CEO of Edmark Corporation, a publicly held educational software company, from 1989 until Edmark was sold to IBM in December 1996. From December 1996 through October 1998, she was an educational technology consultant working primarily for the Consumer Software Division of IBM. Ms. Narodick is a director of Click2learn and also serves on the boards of Penford Corporation, a publicly held complex carbohydrate company, Solutia, Inc., a publicly held specialty chemical company, and Puget Sound Energy, a publicly held gas and electric utility.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known to Click2learn with respect to the beneficial ownership of Click2learn's common stock as of March 1, 2001, by: (1) each person who is known by Click2learn to own beneficially more than 5% of Click2learn's common stock, (2) each director of Click2learn, (3) each of the Named Executive Officers and (4) all directors and executive officers of Click2learn as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
Paul G. Allen(2)	6,928,216	37.43%
Capital Guardian Trust Company(3)	1,812,700	10.00
Capital Group International, Inc.(4)	1,812,700	10.00
Marshall Capital Management, Inc.(5)	1,499,015	7.93
Vulcan Ventures, Inc.(6)	1,003,216	5.42
Kevin M. Oakes(7)	512,688	2.82
James A. Billmaier(8)	356,420	1.93
Steven Martino(9)	172,471	*
John D. Atherly(10)	130,664	*
Steven Esau(11)	102,792	*
Bert Kolde(12)	75,832	*
Joseph DiNucci(13)	62,362	*
Ronald S. Posner(14)	33,332	*
John Scott(15)	28,637	*
Sally Narodick(16)	23,956	*
Shelley Harrison, Ph.D.(17)	16,819	*
Jonathan D. Klein(18)	4,583	*
Edward Harris	0	*
All officers and directors as a group (15 persons)(19)	1,533,820	8.01

*
Less than 1% of Click2learn's outstanding common stock

(1)
Percentage ownership is based on 18,124,974 shares outstanding as of March 1, 2001. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of March 1, 2001 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. The addresses for each holder of more than 5% of Click2learn common stock are as follows:

Paul G. Allen
Vulcan Ventures, Inc.
505 Union Station
505 Fifth Avenue South, Suite 900
Seattle, Washington 98104

Marshall Capital Management, Inc.
11 Madison Avenue
New York, New York 10010

Capital Guardian Trust Company
Capital Group International, Inc.
11100 Santa Monica Blvd.
Los Angeles, California 90025

  Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Includes 616,120 shares held of record by Vulcan Ventures, Inc. and 387,096 shares issuable upon exercise of a warrants issued to Vulcan Ventures, Inc. Mr. Allen is the sole shareholder of Vulcan Ventures, Inc. and may be deemed to have shared voting and investment power with respect to such shares. Mr. Allen is the founder of Click2learn.

(3)
Based on publicly available information filed with the SEC on Form 13G on February 12, 2001. Represents shares held on behalf of institutional clients for which Capital Guardian Trust Company serves as the investment manager. Capital Guardian Trust Company disclaims beneficial ownership of such shares.

(4)
Based on publicly available information filed with the SEC on Form 13G on February 12, 2001. Represents the shares beneficially held by Capital Guardian Trust Company. Capital Group International, Inc. has no voting or investment power with respect to such shares. Capital Group International, Inc. is the parent company of Capital Guardian Trust Company and may be deemed to beneficially own such shares by virtue of Rule 13d-3. Capital Group International, Inc. disclaims beneficial ownership of such shares.

(5)
Based on publicly available information filed with the SEC on Form 13G on February 5, 2001. Includes 785,985 shares issuable upon exercise of warrants.

(6)
Includes 387,096 shares issuable upon exercise of a warrant.

(7)
Includes 60,453 shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Oakes is President and chief Executive Officer and a director of Click2learn.

(8)
Represents shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Billmaier is the Vice Chairman and a director of Click2learn.

(9)
Includes 171,559 shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Martino is Senior Vice President and Chief Operating Officer of Click2learn.

(10)
Includes 121,263 shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Atherly is Vice President, Finance and Administration and Chief Financial Officer of Click2learn.

(11)
Includes 100,468 shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Esau is Vice President, General Counsel and Secretary of Click2learn.

(12)
Represents shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Kolde is Chairman of the Board of Click2learn.

(13)
Includes 53,533 shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. DiNucci is a director of Click2learn.

(14)
Includes 13,332 shares subject to stock options exercisable within 60 days of March 1, 2001 and 20,000 shares held of record by PS Capital LLC. Mr. Posner is a principal of PS Capital LLC and may be deemed to have shared voting and investment power with respect to such shares. Mr. Posner disclaims beneficial ownership of shares held by PS Capital LLC except to the extent of his pecuniary interest therein. Mr. Posner is a director of Click2learn.

(15)
Includes 26,441 shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Scott is Vice President, Business Development of Click2learn.

(16)
Represents shares subject to stock options exercisable within 60 days of March 1, 2001. Ms. Narodick is a director of Click2learn.

(17)
Includes 15,832 shares subject to stock options exercisable within 60 days of March 1, 2001 and 144 shares held of record by Dr. Harrison's spouse. Dr. Harrison is a director of Click2learn.

(18)
Represents shares subject to stock options exercisable within 60 days of March 1, 2001. Mr. Klein is a director of Click2learn.

(19)
Represents the shares described in footnotes (7)—(18), plus an additional 13,536 shares beneficially owned by two other executive officers, of which 10,833 shares were subject to stock options exercisable within 60 days of March 1, 2001.

REPORT ON EXECUTIVE COMPENSATION

    This Report of the Compensation Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that Click2learn specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

    Final decisions regarding executive compensation and stock option grants to executives and employees are made by the Compensation Committee of the Board. The Compensation Committee is composed of two independent non-employee directors.

General Compensation Policy

    The Compensation Committee acts on behalf of the Board to establish the general compensation policy for executive officers of Click2learn. Executive compensation generally consists of base salary, bonus or revenue-based incentive compensation (for executives with direct revenue generating responsibility), stock options and participation in benefit plans generally available to Click2learn employees. The Compensation Committee reviews and approves the general executive bonus plan and individual incentive compensation plans for certain executive officers who do not participate in the general executive bonus plan at or about the beginning of each year. The Compensation Committee also administers Click2learn's incentive and equity plans, including the 1998 Equity Incentive Plan (the "Incentive Plan"), the 1998 Directors Stock Option Plan (the "Directors Plan") and the 1999 Employee Stock Purchase Plan (the "Purchase Plan").

    The Compensation Committee's general philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation to corporate performance. Long-term equity incentives for executive officers are accomplished through grants of stock options under the Incentive Plan. Stock options generally have value for the executive only if the price of Click2learn's stock increases above the fair market value on the grant date and the executive remains employed by Click2learn for the period required for the shares to vest. In addition, the executive bonus plan or individual incentive compensation plans account for a significant portion of the target compensation for executive officers. Bonuses are determined solely by corporate performance targets, while executives with revenue generating responsibility have incentive compensation plans tied to the recognition of revenue for which they are responsible.

    The base salaries and stock option grants of the executive officers are determined in part by the Compensation Committee informally reviewing data on prevailing compensation practices in technology companies with whom Click2learn competes for executive talent and by their evaluating such information in connection with the Click2learn's corporate goals. To this end, the Compensation Committee attempts to compare the compensation of Click2learn's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. With respect to the compensation of executive officers other than the CEO, the Compensation Committee also gives significant weight to the recommendations of the CEO. Salaries of executive officers other than the CEO are reviewed and adjusted from time to time, generally in conjunction with annual performance reviews. In addition to their base salaries, Click2learn's executive officers, including the CEO, are each eligible to participate in the Incentive Plan and the Purchase Plan.

    In preparing the stock price performance graph included with this Proxy Statement, Click2learn used the Nasdaq Computer & Data Processing Services Stocks Index as its published line of business index. However, the compensation practices of most of the companies in the Nasdaq Computer & Data Processing Services Stocks Index are not reviewed by the Compensation Committee when setting executive salaries because such companies are not competitive with Click2learn for executive talent.

Executive Compensation

    Base Compensation.  In 2000, the Compensation Committee reviewed the recommendations, performance and market data outlined above to establish a base salary level for each executive officer, including the CEO.

    Incentive Compensation.  Under the current executive bonus plan, bonuses are paid in the quarter following a quarter in which corporate performance goals are met. During 2000, Click2learn paid cash bonuses to its executive officers in the first, second, third and fourth quarters of 2000 with respect to corporate performance goals for the fourth quarter of 1999 and the first, second and third quarters of 2000, respectively. Bonuses were not earned with respect to corporate performance goals for the fourth quarter of 2000. Bonuses will be paid in 2001 only if corporate performance goals are met. Certain executives with revenue generating responsibility do not participate in the executive bonus plan, but have incentive compensation plans tied to the revenue for which they are responsible.

    Stock Options.  Stock options are granted to executive officers as incentives to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins Click2learn, in connection with a significant change in responsibilities and to reward continued performance. The Compensation Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In the discretion of the Compensation Committee, executive officers may also be granted stock options under the Incentive Plan to provide a greater incentive to continue their employment with Click2learn and to strive to increase the value of Click2learn's common stock. In 2000, the Compensation Committee granted options to purchase a total of 370,000 shares to executive officers.

    Company Performance and CEO Compensation.  Mr. Oakes' compensation is fixed by his Employment Agreement, which was approved by the Compensation Committee in January 2001 and is described in more detail on page 28 of this Proxy Statement. Mr. Oakes received bonus compensation in 2000 based on corporate performance goals achieved during the fourth quarter of 1999, and the first, second and third quarters of 2000. He received a grant of 100,000 stock options in connection with being named President and CEO in January 2000.

    Compliance with Section 162(m) of the Internal Revenue Code of 1986.  Click2learn intends to comply with the requirements of Section 162(m) of the Internal Revenue Code. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to Named Executive Officers. Click2learn does not expect cash compensation for any executive officer during 2000 to be in excess of $1,000,000 or consequently to be affected by the requirements of Section 162(m).

                      THE COMPENSATION COMMITTEE
                      Bert Kolde
                      Ronald S. Posner

EXECUTIVE COMPENSATION

    The following table sets forth certain summary information concerning the compensation awarded to, earned by, or paid for services rendered to Click2learn in all capacities during the year ended December 1, 2000 by Click2learn's Chief Executive Officer and the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of 2000 (collectively, the "Named Executive Officers").

Summary Compensation Table

Long Term Compensation Awards
Name and Principal Position	Year		Salary	Bonus		Securities Underlying Options (#)
Kevin Oakes President and Chief Executive Officer	2000 1999 1998		$244,615 150,000 144,231	$85,058 14,135 24,855	(1) (2) (3)	100,000 40,000 —
Steven Martino Senior Vice President and Chief Operating Officer	2000 1999 1998		$216,577 150,000 155,769	$75,054 12,115 35,507	(1) (2) (3)	80,000 60,000 7,499
John Atherly Vice President, Finance and Administration and Chief Financial Officer	2000 1999 1998		$159,538 126,000 130,038	$43,904 10,177 18,695	(1) (2) (3)	— 65,000 15,000
John Scott Vice President, Business Development	2000 1999 1998	(4)	$132,212 116,558 —	$39,931 69,014 —	(1) (2)	10,000 11,000 36,000
Steven Esau Vice President, General Counsel and Secretary	2000 1999 1998		$125,711 105,000 108,365	$45,470 8,660 14,203	(1) (2) (3)	— 35,000 7,500

(1)
Includes certain bonus or incentive compensation/commissions earned in 1999 but not paid until 2000, and does not include bonus or incentive compensation/commissions earned in 2000 but not paid in 2000.

(2)
Includes certain bonus or incentive compensation/commissions earned in 1998 but not paid until 1999, and does not include bonus or incentive compensation/commissions earned in 1999 but not paid in 1999.

(3)
Includes certain bonus or incentive compensation/commissions earned in 1997 but not paid until 1998, and does not include bonus or incentive compensation/commissions earned in 1998 but not paid in 1998.

(4)
Mr. Scott joined Click2learn in late December 1998 and received his first pay in January 1999.

Option and SAR Grants in Fiscal 2000

    The following table sets forth certain information regarding stock options granted to each of the Named Executive Officers during the year ended December 31, 2000. No stock appreciation rights were granted in the year ended December 31, 2000.

	Individual Grants(1)
		Percent of Total Options Granted to Employees in Fiscal Year(3)
	Number of Securities Underlying Options Granted				Potential Realizable Value at Assumed Annual Rates of Appreciation for Option Terms (2)
			Exercise or Base Price Per Share (4)
				Expiration Date
Name					5%	10%
Kevin Oakes	100,000	4.23%	$16.00	1/19/10	$1,006,231	$2,459,988
Steven Martino	80,000	3.38	16.00	1/19/00	804,985	2,039,990
John D. Atherly	—	—	—	—	—	—
Steven Esau	—	—	—	—	—	—
John Scott	10,000	0.42	16.75	7/18/00	105,340	266,952

(1)
Options granted in 2000 were granted under Click2learn's 1998 Equity Incentive Plan (the "1998 Plan"). These options become exercisable with respect to 25% of the shares covered by the option on the first anniversary of the date of grant and with respect to an additional 2.083% of theses shares each month thereafter. These options have a term of ten years.

(2)
Potential realizable value is based on the assumption that the common stock of Click2learn appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten-year term. These numbers are calculated based on SEC requirements and do not reflect Click2learn's projection or estimate of future stock price growth.

(3)
Click2learn granted options to purchase an aggregate of 2,363,437 shares of common stock to all employees during 2000.

(4)
Options were granted at an exercise price equal to the fair market value of Click2learn's common stock as determined by its closing price on the Nasdaq National Market on the date of grant.

Fiscal Year End Option Values

    The following table sets forth for each of the Named Executive Officers the number and year-end value of exercisable and unexercisable options for the year ended December 31, 2000.

			Number of Securities Underlying Unexercised Options at 12/31/00(2)
					Value of Unexercised In-the-Money Options at 12/31/00(3)
	Shares Acquired on Exercise
		Value Realized(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Kevin Oakes	—	—	34,015	123,235	$79,356	$38,931
Steven Martino	10,000	$149,040	137,809	119,689	786,136	101,685
John D. Atherly	38,973	620,868	106,263	40,313	560,268	97,505
Steven Esau	717	10,002	90,702	23,830	461,503	63,014
John Scott	—	—	23,357	33,643	116,049	116,856

(1)
Value realized is the amount received in a sale of shares less the exercise price for such shares where shares were sold on the date of exercise or the total value of the shares based on the closing price of Click2learn common stock on the Nasdaq National Market on the date of exercise less the exercise price where the shares were not sold on the date of exercise.

(2)
Options shown were granted under both the 1998 Plan and the 1995 Combined Incentive and Non-qualified Stock Option Plan (the "1995 Plan"). The options generally become exercisable with respect to 25% of the shares subject to the option on the first anniversary of the date of grant and with respect an additional 2.77% on the same day of each month thereafter. Options granted in 1999 were part of a special program of incentive grants to key employees and become exercisable with respect to 50% of the shares covered by the option on the first anniversary of the date of grant and with respect to 50% of the shares covered by the option on the second anniversary of the date of grant. All options have a term of ten years.

(3)
Based on the closing price of Click2learn common stock on the Nasdaq National Market on December 31, 2000 of $9.75 per share, net of exercise price.

Employment Agreements

    In connection with Mr. Oakes' becoming President and Chief Executive Officer of Click2learn and relocating to Click2learn's headquarters in Bellevue, Washington, on January 19, 2000 Mr. Oakes and Click2learn entered into an Employment Agreement with a term of two years. Pursuant to the terms of this agreement, Mr. Oakes will receive an annual salary of $250,000, have a target bonus of 40% of his annual salary, and be eligible to receive a maximum bonus of 100% of his annual salary. In addition, Mr. Oakes was granted an option to purchase 100,000 shares of the Click2learn's Common Stock at a price per share of $16.00, equal to the fair market value on the date of grant, in accordance with the terms of Click2learn's 1998 Equity Incentive Plan. If Mr. Oakes is terminated by Click2learn without cause prior to the end of the two year term, Mr. Oakes will be entitled to receive severance pay equal to his salary for the greater of the remaining term of the Employment Agreement or six months.

COMPANY STOCK PRICE PERFORMANCE

    The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Click2learn specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

    The graph below compares the cumulative total stockholder return on (1) the common stock of Click2learn with (2) the Nasdaq Composite Index and (3) the Nasdaq Computer Index from June 12, 1998 (the effective date of Click2learn's registration statement with respect to the Click2learn initial public offering) to December 31, 2000 (assuming the investment of $100 in the Click2learn's common stock and in each of the other indices on the date of Click2learn's initial public offering, and reinvestment of all dividends).

    The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of Click2learn's common stock.

    The above graph was plotted using the following data:

	Click2learn		Nasdaq Composite Index		Nasdaq Computer Index
Date	Market Price	Investment Value	Index	Investment Value	Index	Investment Value
6/12/98	$11.00	$100	$1,745	$100	$742	$100
6/30/98	9.06	82	1,895	109	849	114
9/30/98	6.38	58	1,694	97	853	115
12/31/98	4.38	40	2,193	126	1,134	153
3/31/99	4.69	43	2,461	141	1,305	176
6/30/99	4.13	38	2,686	154	1,386	187
9/30/99	8.97	82	2,746	157	1,504	203
12/31/99	11.13	101	4,069	233	2,325	313
3/31/00	14.25	130	4,573	262	2,701	364
6/30/00	17.63	160	3,966	227	2,344	316
9/30/00	14.69	134	3,673	210	2,123	286
12/31/00	9.75	89	2,471	142	1,295	175

    Prior to June 12, 1998 Click2learn's common stock was not publicly traded. Comparative data is provided only for the period since that date. The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from the Nasdaq National Market, a source believed to be reliable, but Click2learn is not responsible for any errors or omissions in such information.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee currently is comprised of two directors, both of whom are independent directors under currently applicable rules. One member of the Audit Committee would not be considered an independent director under newly adopted rules of the Nasdaq Stock Market, Inc., which are not yet applicable to Click2learn. The Board has adopted a written charter for the Audit Committee, which is included as an Appendix to this Proxy Statement. Following the Meeting, the current Audit Committee will be dissolved and a new Audit Committee of three independent directors will be appointed by the Board in accordance with the written charter and the newly adopted rules of the Nasdaq Stock Market, Inc.

    The Audit Committee reviewed and discussed Click2learn's audited financial statements included in the Annual Report on Form 10-K with management and KPMG LLP, Click2learn's independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61. The Audit Committee also discussed with the independent auditors their independence from Click2learn and management and reviewed and discussed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1.

    The aggregated fees billed for professional services rendered by KPMG LLP for the year ended December 31, 2000 are as follows:

•	Audit Fees (for audit for our annual financial statements for the year ended December 31, 2000 and reviews of our quarterly financial statements)	$92,000
•	Financial Information and Systems Design and Implementation Fees (for designing or implementing a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to the financial statements taken as a whole)	None

•	All Other Fees (for all other services rendered during the year ended December 31, 2000, excluding the audit for our annual financial statements for the year ended December 31, 1999)	$15,050

    The Audit Committee has considered whether the provision of financial information and systems design and implementation services and other services is compatible with maintaining the independence of KPMG LLP. Less than fifty percent of the hours expended on KPMG's LLP's engagement to audit our financial statements for the year ended December 31, 2000 were attributed to work perfomed by persons other than the full-time, permanent employees of KPMG LLP.

    Based on the reviews and discussions described above, the Audit Committee recommended to the Board that Click2learn's audited financial statements be included in Click2learn's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                      THE AUDIT COMMITTEE
                      Bert Kolde
                      Shelley Harrison, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since January 1, 2000 there has not been, nor is there currently proposed, any transaction or series of similar transactions to which Click2learn or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of the common stock of Click2learn or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in "Executive Compensation" and (2) the transactions described below.

    On December 12, 2000 Click2learn sold 410,678 shares of common stock to Marshall Capital Management, Inc., an affiliate of Credit Suisse First Boston for an aggregate purchase price of $5,000,004.65 in cash. In connection with the purchase of the common stock, Click2learn issued Marshall Capital Management, Inc. warrants for the purchase of 205,339 shares of common stock at an exercise price of $14.61 per share. Click2learn also issued warrants for the purchase of up to 176,177 additional shares of common stock at an exercise price of $.01 per share, which would be exercisable if the price of our common stock declined between the closing of the purchase and the effective date of a Registration Statement on Form S-3 registering the shares purchased and subject to the warrants for resale by Marshall Capital Management, Inc. The number of shares with respect to which this warrant became exercisable was based on the actual change in the price of our common stock.

    The $.01 warrants were exercised by Marshall Capital Management, Inc. with respect to 74,759 shares on January 19, 2001. These warrants did not become exercisable with respect to the remaining 101,418 shares and expired on January 20, 2001. The $14.61 warrants are exercisable at any time prior to 5:00 p.m. Eastern time on December 12, 2005 in whole or in part upon the payment of the exercise price for the number of shares with respect to which the warrants are being exercised. In addition, the warrants may be exercised on a net exercise basis, pursuant to which the exercise price for an exercise of warrants is paid by the cancellation of a portion of the shares being exercised having a fair market value equal to the exercise price for all the shares being exercised. However, a net exercise may only be made if there is not an effective registration statement in place on the date of such exercise covering the resale of the warrant shares.

    In April 2000, Click2learn entered into a Master Software Development Agreement with Vulcan Northwest, Inc., an entity controlled by Click2learn's principal stockholder, to provide consulting and e-Learning custom content development. The terms of the Agreement are similar to those of other custom development arrangements that Click2learn has entered into with other third parties in the ordinary course of business. Revenue is recognized by using the percentage of completion method of accounting. Click2learn recognized revenue of approximately $253,000 in 2000.

    In May 2000, Click2learn entered into a Master Software Development Agreement with Digeo, Inc., an entity controlled by Click2learn's principal stockholder, to provide consulting and e-Learning custom content development. The terms of the Agreement are similar to those of other custom development arrangements that Click2learn has entered into with other third parties in the ordinary course of business. Revenue is recognized as the services are provided on a time and materials basis. Click2learn recognized revenue of $243,000 in 2000.

STOCKHOLDER PROPOSALS

    Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Click2learn at its principal executive offices by            , 2001 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

    In addition, Click2learn's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of Click2learn regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at Click2learn's principal executive offices no earlier than March 1, 2002 and no later than March 31, 2002 in order to be considered at the meeting, unless such meeting is held before April 30, 2002 or after July 30, 2002, in which case such proposals must be received by Click2learn at its principal executive offices no earlier than the close of business on the 90th day prior to meeting date and no later than the later of (i) the close of business on the 60th day prior to the meeting date or (ii) the close of business on the 10th day following the day Click2learn first makes a public announcement of the meeting date.

    Notwithstanding the foregoing, if the number of Class I directors to be elected at the meeting is increased and there is no public announcement by Click2learn made before March 21, 2002 (or if such meeting is held before April 30, 2002 or after July 30, 2002, then before the 70th day prior to the meeting date) naming all of the nominees for Class I directors or specifying the increased number of Class I directors to be elected at the meeting, then proposals for nominees for any new positions created by the increase in the number of Class I directors (but not proposals for any other business) must be received by Click2learn at its principal executive offices no later than the close of business on the 10th following the day Click2learn first makes a public announcement of increase in the number of Class I directors.

    Click2learn reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, if Click2learn receives notice of a shareholder proposal after            , 2002, the persons named as proxies in the proxy statement for the 2002 annual meeting will have discretionary authority to vote such proposal at the 2002 annual meeting.

    Click2learn's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2000 is available without charge by writing to or calling Click2learn's headquarters. Requests should be directed to Click2learn's Investor Relations Department at 110 - 110th Avenue NE, Bellevue, Washington 98004, or ir@Click2learn.com.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16 of the Exchange Act requires Click2learn's directors and officers, and persons who own more than 10% of Click2learn's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish Click2learn with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms provided to Click2learn, Click2learn believes that Vulcan Ventures failed to file a Form 4 with respect to its acquisition of 100,000 shares of Click2learn's common stock in February 2000.

OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES
WILL BE REPRESENTED AT THE MEETING.

Appendix 1

Audit Committee Charter

As adopted by the Board of Directors on June 12, 2000

1.  General Functions, Authority, and Role.

    The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board"). Its primary function shall be to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the Company's audit process.

    The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the Committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the Company, its outside legal counsel or outside auditor to attend meetings of the Committee or to meet with any members of, or consultants to, the Committee.

    The Company's outside auditor shall ultimately be accountable to the Board and to the Committee, and the Board and Committee shall, as representatives of the Company's stockholders, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for stockholder approval). In the course of fulfilling its specific responsibilities hereunder, the Committee shall strive to maintain an open avenue of communication between the Company's outside auditor and the Board.

    The responsibilities of a member of the Committee shall be in addition to such member's duties as a member of the Board.

    While the Committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the Committee to conduct investigations, to resolve any disagreements between management and the outside auditor, or to assure compliance with laws and regulations or the Company's policies.

2.  Members and Qualifications.

    The Committee shall consist of at least three members of the Board who shall serve at the pleasure of the Board. The members of the Committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc., as the same may be modified or supplemented, or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company.

3.  Responsibilities.

    The responsibilities of the Committee shall be as follows:

    (a) General Responsibilities.

    1.
    Meet at least once per year, or more frequently as circumstances or the obligations of the Committee require.

    2.
    Report audit committee actions to the Board with such recommendations as the Committee may deem appropriate.

    3.
    Annually review and reassess the adequacy of this charter and submit it to the Board.

    4.
    Perform such functions as may be assigned by law, the Company's certificate of incorporation or bylaws, or the Board.

    (b) Outside Auditor.

    1.
    As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

    2.
    Recommend to the Board the outside auditor to be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

    3.
    Take reasonable steps to confirm the independence of the outside auditor, which shall include: (i) ensuring receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1, (ii) actively engaging in a dialog with the outside auditor about any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (iii) as necessary, taking or recommending that the Board take appropriate action to oversee the independence of the outside auditor.

    (c) Audit Process And Results.

    1.
    Consider, in consultation with the outside auditor, the audit scope and plan of the outside auditor.

    2.
    Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

    3.
    Consider and review with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented from time to time.

    4.
    Review and discuss with management and the outside auditor at the completion of the annual examination: (i) the Company's audited financial statements and related footnotes (ii) the outside auditor's audit of the financial statements and their report thereon; (iii) any significant changes required in the outside auditor's audit plan; (iv) any serious difficulties or disputes with management encountered during the course of the audit; and (v) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

    5.
    Consider and review with management: (i) significant findings during the year and management's responses thereto; (ii) any difficulties encountered in the course of the outside auditor's audits, including any restrictions on the scope of their work or access to required information; and (iii) any changes required in the planned scope of the audit plan.

    6.
    Meet with the outside auditor and management in separate executive sessions, as necessary or appropriate, to discuss any matters that the Committee or any of these groups believe should be discussed privately with the Committee.

    (d) Securities and Exchange Commission Filings. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Appendix 2

1998 Equity Incentive Plan (as proposed to be amended)

Adopted by the Board of Directors on December 29, 1997

Reflecting Changes in Share Numbers from 3 for 4 Reverse Stock Split effective June 8, 1998 and as Amended on May 25, 1999, on May 25, 2000 and on May 30, 2001

    1.  PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any of its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

    2.  SHARES SUBJECT TO THE PLAN.

      2.1  Number of Shares Available.  Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 6,00,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. Any authorized shares not issued or subject to outstanding grants under the Company's 1995 Combined Incentive and Nonqualified Stock Option Plan (the "Prior Plan") on the Effective Date (as defined below) and any shares that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. In addition, any shares issued under the Prior Plan which are repurchased or forfeited will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

      2.2  Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

    3.  ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 375,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

    4.  ADMINISTRATION.

      4.1  Committee Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

    (a)
    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

    (b)
    prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

    (c)
    select persons to receive Awards;

    (d)
    determine the form and terms of Awards;

    (e)
    determine the number of Shares or other consideration subject to Awards; provided, however, that any single Award of more than 20,000 shares to any individual shall require the approval of the entire Board;

    (f)
    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

    (g)
    grant waivers of Plan or Award conditions;

    (h)
    determine the vesting, exercisability and payment of Awards;

    (i)
    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

    (j)
    determine whether an Award has been earned; and

    (k)
    make all other determinations necessary or advisable for the administration of this Plan.

      4.2  Committee Discretion.  Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

    5.  OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

      5.1  Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

      5.2  Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

      5.3  Exercise Period and Exercisability.  Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Unless otherwise determined by the Committee, the Award Agreement for any Option granted to a full time employee that becomes exercisable over time shall provide that if, subsequent to the grant date of an Option, such employee's work schedule is reduced such that the employee is working less than full time but has not been Terminated, then the number of Shares or percentage of Shares that become exercisable at the times specified in the Award Agreement shall be reduced in proportion to the reduction in the employee's work schedule.

      5.4  Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

      5.5  Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

      5.6  Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

    (a)
    If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

    (b)
    If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination

      Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

    (c)
    Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his or her behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated.

      5.7  Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

      5.8  Limitations on ISOs.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

      5.9  Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

      5.10  No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to an ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

    6.  RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

      6.1  Form of Restricted Stock Award.  All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

      6.2  Purchase Price.  The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

      6.3  Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

      6.4  Termination During Performance Period.  If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

    7.  STOCK BONUSES.

      7.1  Awards of Stock Bonuses.  A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

      7.2  Terms of Stock Bonuses.  The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

      7.3  Form of Payment.  The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

    8.  PAYMENT FOR SHARE PURCHASES.

      8.1  Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

    (a)
    by cancellation of indebtedness of the Company to the Participant;

    (b)
    by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

    (c)
    by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

    (d)
    by waiver of compensation due or accrued to the Participant for services rendered;

    (e)
    with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

    (1)
    through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (2)
    through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (f)
    by any combination of the foregoing.

      8.2  Loan Guarantees.  The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

    9.  WITHHOLDING TAXES.

      9.1  Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

      9.2  Stock Withholding.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

    10.  PRIVILEGES OF STOCK OWNERSHIP.

      10.1  Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

      10.2  Financial Statements.  The Company will, upon the request of a Participant, provide the financial statements included in its most recent Form 10-K or 10-Q to Participant prior to such Participant's purchase of Shares under this Plan, and will, upon the request of a Participant, provide such Participant with the most recent annual report of the Company during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

    11.  TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

    12.  RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

    13.  CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

    14.  ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

    15.  EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

    16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

    17.  NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

    18.  CORPORATE TRANSACTIONS.

      18.1  Assumption or Replacement of Awards by Successor.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will accelerate in full immediately prior to such transaction.

      18.2  Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

      18.3  Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this

  Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

    19.  ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be canceled, any Shares issued pursuant to any Award granted pursuant to such increase will be canceled, and any purchase of Shares pursuant to such increase will be rescinded.

    20.  TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Washington.

    21.  AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

    22.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    23.  DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

      "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

      "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

      "Board" means the Board of Directors of the Company.

      "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty, intoxication at work, disclosure of confidential information or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" means the Compensation Committee of the Board.

      "Company" means click2learn.com, inc. or any successor corporation.

      "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

      "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

    (a)
    if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

    (b)
    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

    (c)
    if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

    (d)
    in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

    (d)
    if none of the foregoing is applicable, by the Committee in good faith.

      "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

      "Option" means an award of an option to purchase Shares pursuant to Section 5.

      "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      "Participant" means a person who receives an Award under this Plan.

      "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

    (a)
    Net revenue and/or net revenue growth;

    (b)
    Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

    (c)
    Operating income and/or operating income growth;

    (d)
    Net income and/or net income growth;

    (e)
    Earnings per share and/or earnings per share growth;

    (f)
    Total shareholder return and/or total shareholder return growth;

    (g)
    Return on equity;

    (h)
    Operating cash flow return on income;

    (i)
    Adjusted operating cash flow return on income;

    (j)
    Economic value added; and

    (k)
    Individual confidential business objectives.

      "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

      "Plan" means this click2learn.com, inc. 1998 Equity Incentive Plan, as amended from time to time.

      "Restricted Stock Award" means an award of Shares pursuant to Section 6.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

      "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

      "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

      "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

      "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

Appendix 3

1998 Directors Stock Option Plan (as proposed to be amended)

As Adopted by the Board of Directors on December 29, 1997
and Amended on April 18, 2000 and May 30, 2001

    1.  Purpose. This 1998 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for certain nonemployee members of the Board of Directors of click2learn.com, inc., formerly Asymetrix Learning Systems, Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons (or, if any such person is a representative of an entity that is a shareholder of the Company and such person so requests, to such entity) are options to purchase shares of stock of the Company.

    2.  Adoption and Stockholder Approval. After this Plan is adopted by the Board of Directors of the Company (the "Board"), this Plan will become effective on the time and date (the "Effective Date") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

    3.  Types of Options and Shares. Options granted under this Plan shall be non-qualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

    4.  Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 487,500 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

    5.  Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

    6.  Eligibility and Award Formula.

      6.1  Eligibility.  Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below or, if any such director is a representative of an entity that is a shareholder of the Company and such director so requests, to such entity (each such person referred to as an "Optionee" provided that if an option is granted to an entity rather than an individual director, "Optionee" shall mean either such entity or such individual director as is appropriate in the context).

      6.2  Initial Grant.  Each Optionee who on or after the Effective Date is or becomes a member of the Board will automatically be granted an Option for 15,000 Shares (an "Initial Grant") on the later of the Effective Date and the date such Optionee first becomes a member of the Board.

      6.3  Succeeding Grants.  On each annual anniversary of an Optionee's Initial Grant, provided the Optionee is a member of the Board on such anniversary date and has served continuously as a member of the Board since the date of such Optionee's Initial Grant, the Optionee will automatically be granted an Option for 15,000 Shares (a "Succeeding Grant").

    7.  Terms and Conditions of Options. Subject to the following and to Section 6 above:

      7.1  Form of Option Grant.  Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

      7.2  Vesting.  The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option.

        (a) Initial Grants. Each Initial Grant will vest as to two and seventy-seven one-hundredths percent (2.77%) of the Shares on the last day of each month following the Start Date for such Initial Grant, so long as the Optionee continuously remains a director or a consultant of the Company.

        (b) Succeeding Grants. Each Succeeding Grant will vest as to two and seventy-seven one-hundredths percent (2.77%) of the Shares on the last day of each month following the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director or a consultant of the Company.

      7.3  Exercise Price.  The exercise price of an Option shall be the Fair Market Value (as defined in Section 18.4) of the Shares, at the time that the Option is granted.

      7.4  Termination of Option.  Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest when the Optionee ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

        (a) Termination Generally. If the Optionee ceases to be a member of the Board or a consultant of the Company for any reason except death of the Optionee or disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

        (b) Death or Disability. If the Optionee ceases to be a member of the Board or a consultant of the Company because of the death of the Optionee or the disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

    8.  Exercise of Options.

      8.1  Exercise Period.  Subject to the provisions of Section 8.5 below, Options shall be exercisable as they vest.

      8.2  Notice.  Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

      8.3  Payment.  Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

      8.4  Withholding Taxes.  Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

      8.5  Limitations on Exercise.  Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

        (a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

        (b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

    9.  Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

    10.  Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

    11.  Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

    12.  No Right or Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right or obligation to continue as a director of the Company.

    13.  Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

    14.  Acceleration of Options on Certain Corporate Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within six months of the consummation of said event. Any options not exercised within such six-month period shall expire.

    15.  Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

    16.  Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

    17.  Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

      17.1  "Parent"  means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      17.2  "Subsidiary"  means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      17.3  "Affiliate"  means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

      17.4  "Fair Market Value"  means, as of any date, the value of a share of the Company's Common Stock determined as follows:

        (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

        (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

        (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

        (d) in the case of an Option granted on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

        (e) if none of the foregoing is applicable, by the Committee in good faith.

PROXY
CLICK2LEARN.COM, INC.
110 - 110th Avenue NE
Bellevue, Washington 98004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE MAY 30, 2001 ANNUAL MEETING OF STOCKHOLDERS OF
CLICK2LEARN.COM, INC.

    The undersigned hereby appoints Kevin Oakes, John D. Atherly and Steven Esau and each of them as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Click2learn.com, Inc. ("Click2learn") held of record by the undersigned on April 2, 2001, at the Annual Meeting of Stockholders of Click2learn to be held on May 30, 2001 and at any continuations or adjournments thereof.

    This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and any adjournments or postponements thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Class III Director nominees, FOR Proposals 2, 3, 4 and 5, and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.
(Continued and to be signed and dated on reverse side.)

/*\ SEE REVERSE SIDE, FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	/x/
						FOR	AGAINST	ABSTAIN
The Board of Directors unanimously recommends that you vote FOR the Class III Director nominees and FOR Proposals 2, 3, 4 and 5.		FOR all nominees listed below except as marked.	WITHHOLD AUTHORITY to vote for all nominees.	3.	Proposal to approve the amendment to Click2learn's 1998 Directors Stock Option Plan.	/ /	/ /	/ /
1.	Election of Directors. To withhold authority to vote for any individual nominee, strike a line through that nominee's name:	/ /	/ /	4.	Proposal to approve the amendment to Click2learn's Certificate of Incorporation to change the corporate name to "Click2learn, Inc."	/ /	/ /	/ /
	Bert Kolde Edward Harris			5.	Proposal to ratify the appointment of KPMG LLP as independent auditors for 2001.	/ /	/ /	/ /
		FOR	AGAINST	ABSTAIN	In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
2.	Proposal to approve the amendment to Click2learn's 1998 Equity Incentive Plan.	/ /	/ /	/ /	WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE. PLEASE CHECK THE FOLLOWING BOX IF YOU PLAN TO ATTEND THE MEETING IN PERSON SO CLICK2LEARN CAN PLAN APPROPRIATELY	/ /

This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:	Date:	, 2001

Signature:	Date:	, 2001

QuickLinks

CLICK2LEARN.COM, INC. 110 - 110TH AVENUE NE BELLEVUE, WASHINGTON 98004
PROXY STATEMENT April , 2001
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Nominees and Directors
PROPOSAL NO. 2—AMENDMENT TO 1998 EQUITY INCENTIVE PLAN
Summary of the 1998 Equity Incentive Plan
PROPOSAL NO. 3—AMENDMENT TO 1998 DIRECTOR'S STOCK OPTION PLAN
Summary of the 1998 Directors Stock Option Plan
PROPOSAL No. 4—AMENDMENT TO CERTIFICATE OF INCORPORATION
PROPOSAL 5—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
DIRECTORS AND EXECUTIVE OFFICERS OF CLICK2LEARN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Option and SAR Grants in Fiscal 2000
Fiscal Year End Option Values
COMPANY STOCK PRICE PERFORMANCE
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
OTHER BUSINESS
Appendix 1 Audit Committee Charter As adopted by the Board of Directors on June 12, 2000
Appendix 2 1998 Equity Incentive Plan (as proposed to be amended) Adopted by the Board of Directors on December 29, 1997 Reflecting Changes in Share Numbers from 3 for 4 Reverse Stock Split effective June 8, 1998 and as Amended on May 25, 1999, on May 25, 2000 and on May 30, 2001
Appendix 3 1998 Directors Stock Option Plan (as proposed to be amended) As Adopted by the Board of Directors on December 29, 1997 and Amended on April 18, 2000 and May 30, 2001